Subsequent Event	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Event
18	Subsequent events
Purchase of land use right
In July 2022, the Company through the VIE, has entered into an agreement with the PRC government to purchase land use right in Shenzhen for a total cash consideration of RMB21,925. The land use right is for a period of 30 years from July 7, 2022 to July 6, 2052, and is non-transferable. As of June 30, 2022, the Company has prepaid RMB10,963 and the remaining consideration is payable by June 15, 2023.
Share repurchase program
On September 15, 2022, the board of directors of the Company approved a share repurchase program whereby the Company is authorized to repurchase up to US$5 million worth of its ordinary shares (including in the form of American depository shares) during a 12-month period starting from September 15, 2022.